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                            [RYDER SCOTT LETTERHEAD]


                                                                    EXHIBIT 23.4



           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS



     We hereby consent to the use of our Firm's name in Amendment No. 1 to the Registration Statement on Form S-1/S-1 for the Appalachian Natural Gas Trust and Eastern States Oil & Gas, Inc. to which this consent is an exhibit. We further consent to the reference to our Firm under the heading "Experts" in the Registration Statement.



                                          /s/ RYDER SCOTT COMPANY, L.P.



Houston, Texas
October 13, 1999